                                                                    Exhibit 99.2

                               ANNUAL STATEMENT
                     For the Year Ended December 31, 1999
                      OF THE CONDITION AND AFFAIRS OF THE
                       AMERICAN UNION INSURANCE COMPANY


NAIC Group Code 0193              ,        0193                NAIC Company Code 25828           Employer's ID Number
                ------------------         ------------                          -----                                ----------
                 (Current Period)         (Prior Period)

Organized under the laws of the State of Illinois              using                                      as the Port of Entry
                                         ---------------------,      -------------------------------------
Incorporated 06/12/1916                                                              Commenced Business 10/03/1916
             ----------                                                                                 ----------

Statutory Home Office 303 East Washington Street, Bloomington, IL 61701
                      --------------------------------------------------------------------------------------------------------

Main Administrative Office 303 East Washington Street
                           ---------------------------------------------------------------------------------------------------
Bloomington, IL 61701                                                                                   (309)829-1061
------------------------------------------------------------------------------------------------------------------------------

Mail Address 303 East Washington Street, Bloomington. IL 61701
             -----------------------------------------------------------------------------------------------------------------

Primary Location of Books and Records 303 East Washington Street,
                                      ----------------------------------------------------------------------------------------
Bloomington, IL 61701                                                                                   (309)829-1061
------------------------------------------------------------------------------------------------------------------------------

Annual Statement Contact James David Dickinson                                                          (309)829-1061
                         -----------------------------------------------------------------------------------------------------
                         E-Mail Address:                                                  Fax Number:(  )
                                        -------------------------------------------------            -------------------------

                                   OFFICERS
                     President               Gregory Mark Shepard
                     Secretary               William Mark Dalton
                     Treasurer               James David Dickinson

                                VICE-PRESIDENTS

                             Tracy Morgan Shepard
                             James David Dickinson
                              William Mark Dalton
                          Wallace Theodore Marciniak

                             DIRECTORS OR TRUSTEES

                             Tracy Morgan Shepard
                             Patrick Francis Busch
                             Andrew Floyd Anderson
                             Gregory Mark Shepard
                               Mark Allen Weaver

State of Illinois
         -----------------
County of McLean            ss
          ----------------

The officers of this company, being duly sworn, each depose and say that they are the above described officers of the said insurer, and that on the thirty-first day of December last, all of the herein described assets were the absolute property of the said insurer, free and clear from any liens or claims thereon, except as herein stated, and that this annual statement, together with related exhibits, schedules and explanations therein contained, annexed or referred to are a full and true statement of all the assets and liabilities and of the condition and affairs of the said insurer as of the thirty-first day of December last, and of its income and deductions therefrom for the year ended on that date, and have been completed in accordance with the NAIC annual statement instructions and accounting practices and procedures manuals except to the extent that: (1) state law may differ; or, (2) that state rules or regulations require differences in reporting not related to accounting practices and procedures, according to the best of their information, knowledge and belief, respectively.

----------------------------------          ---------------------------------
         (Signature)                                 (Signature)

      Gregory Mark Shepard                       William Mark Dalton
----------------------------------          ---------------------------------
        (Printed Name)                              (Printed Name)
         President                                   Secretary

----------------------------------          ---------------------------------
         (Signature)

      James David Dickinson
----------------------------------
        (Printed Name)
         Treasurer

Subscribed and sworn to         a. Is this an original filing?  Yes [X] No [ ]
before me this_______           b. If no: l. State the amendment number_____
day of__________,2000                     2. Date filed                _____
                                          3. Number of pages attached  _____

ANNUAL STATEMENT FOR THE YEAR 1999 OF THE AMERICAN UNION INSURANCE COMPANY

                                    ASSETS


===========================================================================================================================
                                                                    Current Year                              Prior Year
                                            -------------------------------------------------------------------------------
                                                1              2                 3              4                  5
                                                                                           Net Admitted
                                             Ledger         Non-Ledger       Assets Not       Assets          Net Admitted
                                             Assets           Assets          Admitted   (Columns 1 + 2 - 3)     Assets
                                           --------------------------------------------------------------------------------
1.  Bonds (less $............. liability
    for asset transfers with put options,
    Schedule D, Part 1)....................   3,210,390                                        3,210,390        3,224,180
2.  Stocks:
    2.1 Preferred stocks (Schedule D,
        Part 2, Section 1)
    2.2 Common Stocks (Schedule D,
        Part 2, Section 2).................  81,819,518       24,497,726      88,998,724      17,318,520       17,673,641
3.  Mortgage loans on real estate
    (Schedule B):
    3.1 First liens........................
    3.2 Other than first liens.............
4.  Real estate (Schedule A):
    4.1 Properties occupied by the company
        (less $....... encumbrances).......
    4.2 Other properties (less $...........
        encumbrances)
5.  Cash ($.........28,236 Schedule E,
    Part 1) and short-term investments
    ($........1,028,755 Schedule DA,
    Part 1)................................   1,056,991                                        1,056,991          183,736
6.  Other invested assets (Schedule BA)....  19,109,987                        2,170,898      16,939,089
7. Receivable for securities...............      57,317                                           57,317
8. Aggregate write-ins for invested
   assets..................................
                                             ----------------------------------------------------------------------------
9. Subtotals, cash and invested assets
   (Lines 1 to 8).......................... 105,254,203       24,497,726      91,169,622      38,582,307       21,081,557
10. Agents' balances or uncollected
    premiums (net as to commissions and
    dividends):
    10.1 Premiums and agents' balances in
         course of collection (after
         deducting ceded reinsurance
         balances payable of ($..........).      14,478                                           14,478          (66,657)
    10.2 Premiums, agents' balances and
         installments booked but deferred
         and not yet due (after deducting
         ceded reinsurance balances payable
         of $.......................)
         (Including $..................
         earned but unbilled premiums)....
    10.3 Accrued retrospective premiums
         (after deducting ceded reinsurance
         balances payable of $.............)
11.      Funds held by or deposited with
         reinsured companies..............
12.      Bills receivable, taken for
         premiums.........................
13.      Reinsurance recoverables on loss and
         loss adjustment expense payments
         (Schedule F, Part 3,
         Columns 2 and 3).................
14.      Federal income tax recoverable
         and interest thereon.............
14A.     Guaranty funds receivable
         or on deposit....................
15.      Electronic data processing
         equipment........................      268,062                                          268,062
16.      Interest, dividends and real
         estate income due and accrued....                        35,333                          35,333           35,333
17.      Receivable from parent,
         subsidiaries and affiliates......       14,680                           14,680
18.      Equities and deposits in pools
         and associations.................
19.      Amounts receivable relating to
         uninsured accident and health
         plans ...........................
20.      Other assets nonadmitted
         (Exhibit 1) .....................
21.      Aggregate write-ins for other....
         than invested assets.............                                                                          9,400
22.      TOTALS (Lines 9 through 21)......  105,551,423       24,533,059      91,184,302      38,900,180       21,059,633
=========================================================================================================================
DETAILS OF WRITE-INS
-------------------------------------------------------------------------------------------------------------------------
0801......................................
0802......................................
0803......................................
0898. Summary of remaining write-ins
      for Line 8 from overflow page.......
                                             ----------------------------------------------------------------------------
0899. TOTALS (Lines 0801 through
      0803 plus 0898) (Line 8 above)......
-------------------------------------------------------------------------------------------------------------------------
2101. Due from licensed insurance
      company.............................                                                                         9,400
2102. ....................................
2103. ....................................
2198. Summary of remaining write-ins for
      Line 21 from overflow page..........
                                             ----------------------------------------------------------------------------
2199. TOTALS (Lines 2101 through 2103
      plus 2198) (Line 21 above)..........                                                                         9,400
=========================================================================================================================

American Union Life Insurance was merged with American Union Insurance Company on 12/31/99. The 1999 results are stated on a merged basis. The prior year, 1998 figures have been restated, where appropriate, for consistency when comparing to 1999.

ANNUAL STATEMENT FOR THE YEAR 1999 OF THE AMERICAN UNION INSURANCE COMPANY

                      LIABILITIES, SURPLUS AND OTHER FUNDS

                                                                                                              1               2
                                                                                                        Current Year     Prior Year
                                                                                                        ------------     ----------
1. Losses (Part 3A, Line 32, Column 5) ................................................................      260,249      1,316,207
1A. Reinsurance payable on paid loss and loss adjustment expenses (Schedule F, Part 1, Column 2).......
2. Loss adjustment expenses (Part 3A, Line 32, Column 6) ..............................................       50,144         35,000
3. Contingent commissions and other similar charges ...................................................       86,205        153,492
4. Other expenses (excluding taxes, licenses and fees) ................................................       38,537        138,219
5. Taxes, licenses and fees (excluding federal and foreign income taxes) ..............................     (151,534)       (32,830)
6. Federal and foreign income taxes (excluding deferred taxes) ........................................      208,293      1,183,643
7. Borrowed money .....................................................................................   11,600,000
8. Interest, including $ 183,958 on borrowed money ....................................................      183,958
9. Unearned premiums (Part 2A, Line 34, Column 5) (after deducting ceded reinsurance
   unearned premiums of $.........) ...................................................................      148,633        864,347
10. Dividends declared and unpaid:
    A. Stockholders ...................................................................................
    B. Policyholders...................................................................................
11. Funds held by company under reinsurance treaties (Schedule F, Part 3, Column 14) ..................
12. Amounts withheld or retained by company for account of others .....................................       26,479         28,958
13. Remittances and items not allocated ...............................................................                      76,847
14. Provision for reinsurance (Schedule F, Part 7) ....................................................
15. Excess of statutory reserves over statement reserves (Schedule P Interrogatories) .................      130,000         79,000
16. Net adjustments in assets and liabilities due to foreign exchange rates ...........................
17. Drafts outstanding ................................................................................
18. Payable to parent, subsidiaries and affiliates ....................................................      354,236      4,084,407
19. Payable for securities ............................................................................
20. Liability for amounts held under uninsured accident and health plans ..............................
21. Capital notes $.......... and interest thereon $.......... ........................................
22. Aggregate write-ins for liabilities ...............................................................                   2,464,918
23. TOTAL liabilities (Lines 1 through 22) ............................................................   12,935,200     10,392,208
24. Aggregate write-ins for special surplus funds .....................................................
25A. Common capital stock .............................................................................    5,100,000     10,200,000
25B. Preferred capital stock
25C. Aggregate write-ins for other than special surplus funds .........................................
26A. Surplus notes ....................................................................................
26B. Gross paid in and contributed surplus ............................................................   23,999,277     19,124,371
26C. Unassigned funds (surplus) .......................................................................   (3,134,297)   (18,656,946)
26D. Less treasury stock, at cost:
     (1) .........shares common (value included in Line 25A $............) ............................
     (2) .........shares preferred (value included in Line 25B $.........) ............................
27. Surplus as regards policyholders (Lines 24 to 26C, less 26D) (Page 4, Line 32) ....................   25,964,980     10,667,425
28. TOTALS (Page 2, Line 22, Column 4) ................................................................   38,900,180     21,059,633
===================================================================================================================================
DETAILS OF WRITE-INS
-----------------------------------------------------------------------------------------------------------------------------------
2201. Reserve for life policies and contracts including MSA ...........................................                   2,459,906
2202. Life Advance Premium ............................................................................                          12
2203. Policy claims Life ..............................................................................                       5,000
2298. Summary of remaining write-ins for Line 22 from overflow page ...................................
2299. TOTALS (Lines 2201 through 2203 plus 2298) (Line 22 above) ......................................                   2,464,918
-----------------------------------------------------------------------------------------------------------------------------------
2401. .................................................................................................
2402. .................................................................................................
2403. .................................................................................................
2498. Summary of remaining write-ins for Line 24 from overflow page ...................................
2499. TOTALS (Lines 2401 through 2403 plus 2498) (Line 24 above) ......................................
-----------------------------------------------------------------------------------------------------------------------------------
25CO1 .................................................................................................
25CO2 .................................................................................................
25CO3 .................................................................................................
25C98. Summary of remaining write-ins for Line 25C from overflow page..................................
25C99. TOTALS (Lines 25COI through 25CO3 plus 25C98) (Line 25C above)..................................
===================================================================================================================================


                                       3

American Union Life Insurance was merged with American Union Insurance Company on 12/31/99. The 1999 results are stated on a merged basis. The prior year, 1998 figures have been restated, where appropriate, for consistency when comparing to 1999

ANNUAL STATEMENT FOR THE YEAR 1999 OF THE AMERICAN UNION INSURANCE COMPANY

                      UNDERWRITING AND INVESTMENT EXHIBIT


                                                                                     1                 2
                                                                                  Current            Prior
                                                                                   Year              Year
                                                                                ----------------------------
                             STATEMENT OF INCOME
                             UNDERWRITING INCOME

1.   Premiums earned (Part 2, Line 32, Column 4) ............................... 5,508,372        16,930,117
         DEDUCTIONS
2.   Losses incurred (Pad 3, Line 32, Column 7) ................................ 3,419,450        10,672,896
3.   Loss expenses incurred (Part 4, Line 22, Column 1) ........................   523,737            77,796
4.   Other underwriting expenses incurred (Pad 4, Line 22, Column 2) ........... 3,174,511         7,387,328
5.   Aggregate write-ins for underwriting deductions ...........................

6.   Total underwriting deductions (Lines 2 through 5) ......................... 7,117,698        18,138,020
7.   Net underwriting gain or (loss) (Line 1 minus Line 6) .....................(1,609,326)       (1,207,903)
                                                                                ----------------------------
                              INVESTMENT INCOME
8.   Net investment income earned (Part 1, Line 14) ............................ 4,180,713         3,670,973
9.   Net realized capital gains or (losses) (Pad 1A, Line 10) ..................20,805,348         5,923,369
                                                                                ----------------------------
9A.  Net investment gain or (loss) (Lines 8 plus 9) ............................24,986,061         9,594,342

                                 OTHER INCOME
10.  Net gain or (loss) from agents'or premium balances charged off (amount
     recovered $............... amount charged off $............) ..............                         (51)
11,  Finance and service charges not included in premiums ......................                       2,240
12.  Aggregate write-ins for miscellaneous income .............................. 2,145,312           567,023
                                                                                ----------------------------
13.  Total other income (Lines 10 through 12) .................................. 2,145,312           569,212
                                                                                ----------------------------
14.  Net income before dividends to policyholders and before federal & foreign
     income taxes (Lines 7 plus 9A plus 13) ....................................25,522,047         8,955,651
14A. Dividends to policyholders (Exhibit 2, Line 16, Column 1 plus Page 3,
     Line 1OB, Column 1 minus Column 2) ........................................
                                                                                ----------------------------
14B. Net income, after dividends to policyholders but before federal and
     foreign income taxes (Line 14 minus Line 14A) .............................25,522,047         8,955,651
15.  Federal and foreign income taxes incurred ................................. 6,473,063         2,301,802
                                                                                ----------------------------
16.  Net income (Line 14B minus Line 15) (to Line 18) ..........................19,048,984         6,653,849

                           CAPITAL AND SURPLUS ACCOUNT
17.  Surplus as regards policyholders, December 31 prior year (Page 4,
     Line 32, Column 2) ........................................................10,667,425        29,567,099

                          GAINS AND (LOSSES) IN SURPLUS
18.  Net income (from Line 16) .................................................19,048,984         6,653,849
19.  Net unrealized capital gains or (losses) (Pad 1A, Line 11) ................(4,206,456)      (10,781,053)
20.  Change in nonadmitted assets (Exhibit 1, Line 6, Column 3) ................   731,123           616,529
21.  Change in provision for reinsurance (Page 3, Line 14, Column 2 minus Column 1) ...........................................................
22.  Change in foreign exchange adjustment .....................................
23.  Change in excess of statutory reserves over statement reserves (Page 3,
     Line 15, Column 2 minus Column 1) .........................................   (51,000)           11,000
23A. Change in surplus notes ...................................................
24.  Capital changes:
     A.   Paid in (Exhibit 2, Line 6, Column 1) ................................
     B.   Transferred from surplus (Stock Dividend) ............................
     C.   Transferred to surplus ...............................................(5,100,000)
25.  Surplus adjustments:
     A.   Paid in (Exhibit 2, Line 7, Column 1) ................................
     B.   Transferred to capital (Stock Dividend) ..............................
     C.   Transferred from capital ............................................. 5,100,000
26.  Net remittances from or (to) Home Office (Exhibit 2, Line 4B minus
     Line 12B, Column 1) .......................................................
27.  Dividends to stockholders (cash) ..........................................                 (15,400,000)
28.  Change in treasury stock (Page 3. Line 26D (1) and (2), Column 2 minus Column 1) ...........................................................
29.  Extraordinary amounts of taxes for prior years ............................
30.  Aggregate write-ins for gains and losses in surplus .......................  (225,094)
                                                                                ----------------------------
31.  Change in surplus as regards policyholders for the year (Lines 18 .........
     through 30) ...............................................................15,297,557       (18,899,675)
                                                                                ----------------------------
32.  Surplus as regards policyholders, December 31 current year (Line 17 .......
     plus Line 31)(Page 3, Line 27) ............................................25,964,980        10,667,425
============================================================================================================
DETAILS OF WRITE-INS
------------------------------------------------------------------------------------------------------------
0501. ..........................................................................
0502. ..........................................................................
0503. ..........................................................................
0598. Summary of remaining write-ins for Line 5 from overflow page .............
                                                                                ----------------------------
0599. TOTALS (Lines 0501 through 0503 plus 0598) (Line 5 above) ................
------------------------------------------------------------------------------------------------------------
1201. Commissions on Reinsurance Ceded - American Union Life ...................   261,000           680,000
1202. Life and Annuity Premium - American Union Life ...........................     1,280         2,211,342
1203. Deposit Premium - American Union Life ....................................    (5,093)           79,752
1298. Summary of remaining write-ins for Line 12 from overflow page ............ 1,888,125        (2,404,071)
                                                                                ----------------------------
1299. TOTALS (Lines 1201 through 1203 plus 1298) (Line 12 above) ............... 2,145,312           567,023
                                                                                ----------------------------
3001. Merger Adjustment ........................................................  (225,094)
3002. ..........................................................................
3003. ..........................................................................
3098. Summary of remaining write-ins for Line 30 from overflow page
                                                                                ----------------------------
3099. TOTALS (Lines 3001 through 3003 plus 3098) (Line 30 above) ...............  (225,094)
============================================================================================================

                                       4
American Union Life Insurance was merged with American Union Insurance Company on 12/31/99. The 1999 results are stated on a merged basis. The prior year, 1998 figures have been restated, where appropriate, for consistency when comparing to 1999.

ANNUAL STATEMENT FOR THE YEAR 1999 OF THE AMERICAN UNION INSURANCE COMPANY

                                   CASH FLOW


                              CASH FROM OPERATIONS
=====================================================================================================================
                                                                                                1              2
                                                                                          Current Year     Prior Year
                                                                                          ---------------------------
1.  Premiums collected net of reinsurance ...............................................    4,711,523     17,512,522
2.  Loss and loss adjustment expenses paid (net of salvage and subrogation) .............    4,984,001     12,509,932
3.  Underwriting expenses paid ..........................................................    3,460,184      7,584,160
4.  Other underwriting income (expenses).................................................
                                                                                          ---------------------------
5.  Cash from underwriting (Line 1 minus Line 2 minus Line 3 plus Line 4) ...............   (3,732,662)    (2,581,570)
6.  Net investment income ...............................................................    4,378,462      3,777,099
7.  Other income (expenses):
    7.1 Agents' balances charged off ....................................................                         (51)
    7.2 Net funds held under reinsurance treaties........................................
    7.3 Net amount withheld or retained for account of others ...........................       (2,479)        (1,738)
    7.4 Aggregate write-ins for miscellaneous items .....................................     (317,096)    (2,144,921)
    7.5 TOTAL other income (Lines 7.1 to 7.4) ...........................................     (319,575)    (2,146,710)
8.  Dividends to policyholders on direct business, less $............... dividends on reinsurance assumed or ceded (net) ..................................................
9.  Federal and foreign income taxes (paid) recovered ...................................   (7,448,413)      (876,966)
                                                                                          ---------------------------
10. Net cash from operations (Line 5 plus Line 6 plus Line 7.5 minus
    Line 8 plus Line 9)..................................................................   (7,122,188)    (1,828,147)

                              CASH FROM INVESTMENTS

11. Proceeds from investments sold, matured or repaid:
    11.1 Bonds ..........................................................................                   7,223,281
    11.2 Stocks .........................................................................   24,081,289     20,062,833
    11.3 Mortgage loans .................................................................
    11.4 Real estate ....................................................................                   1,397,921
    11.5 Other invested assets ..........................................................                   3,241,208
    11.6 Net gains or (losses) on cash and short-term investments .......................        1,265          3,515
    11.7 Miscellaneous proceeds
    11.8 Total investment proceeds (Lines 11.1 to 11.7) .................................   24,082,554     31,928,758
12. Cost of investments acquired (long-term only):
    12.1 Bonds ..........................................................................                   4,617,376
    12.2 Stocks .........................................................................    4,957,644     13,928,831
    12.3 Mortgage loans..................................................................
    12.4 Real estate.....................................................................
    12.5 Other invested assets ..........................................................   19,109,987      1,391,208
    12.6 Miscellaneous applications......................................................
                                                                                          ---------------------------
    12.7 TOTAL investments acquired (Lines 12.1 to 12.6) ................................   24,067,631     19,937,415
                                                                                          ---------------------------
13. Net Cash from investments (Line 11.8 minus Line 12.7) ...............................       14,923     11,991,343

                  CASH FROM FINANCING AND MISCELLANEOUS SOURCES

14. Cash provided:
    14.1 Surplus notes, capital and surplus paid in......................................
    14.2 Capital notes $ less amounts repaid $...........................................
    14.3 Net transfers from affiliates ..................................................                      42,855
    14.4 Borrowed funds received ........................................................   11,600,000
    14.5 Other cash provided ............................................................                   5,222,039
                                                                                          ---------------------------
    14.6 TOTAL (Lines 14.1 to 14.5) .....................................................   11,600,000      5,264,894
15. Cash applied:
    15.1 Dividends to stockholders paid .................................................                  15,400,000
    15.2 Net transfers to affiliates ....................................................    3,222,213
    15.3 Borrowed funds repaid...........................................................
    15.4 Other applications .............................................................      397,267
                                                                                          ---------------------------
    15.5 TOTAL (Lines 15.1 to 15.4) .....................................................    3,619,480     15,400,000
                                                                                          ---------------------------
16. Net cash from financing and miscellaneous sources (Line 14.6
    minus Line 15.5) ....................................................................    7,980,520    (10,135,106)

                             RECONCILIATION OF CASH
                           AND SHORT-TERM INVESTMENTS

17. Net change in cash and short-term investments (Line 10, plus
    Line 13, plus Line 16) ..............................................................      873,255         28,090
18. Cash and short-term investments:
    18.1 Beginning of year ..............................................................      183,736        155,646
                                                                                          ---------------------------
    18.2 End of year (Line 17 plus Line 18.1) ...........................................    1,056,991        183,736
=====================================================================================================================
DETAILS OF WRITE-INS
---------------------------------------------------------------------------------------------------------------------
07.401 Finance Charges, Non-Property and Casualty items .................................       (1,315)         2,240
07.402 Commissions on Reinsurance Ceded and Administration Fees .........................    2,029,438        680,000
07.403 Surrender Benefits ...............................................................   (2,345,218)    (2,827,161)
07.498 Summary of remaining write-ins for Line 7.4 from overflow page
07.499 TOTALS (Lines 7.401 through 7.403 plus 7.498) (Line 7.4 above) ...................     (317,095)    (2,144,921)
=====================================================================================================================


                                       5
American Union Life Insurance was merged with American Union Insurance Company on 12/31/99. The 1999 results are stated on a merged basis. The prior year, 1998 figures have been restated, where appropriate, for consistency when comparing to 1999.

  ANNUAL STATEMENT FOR THE YEAR 1999 OF THE AMERICAN UNION INSUIRANCE COMPANY

                       UNDERWRITING AND INVESTMENT EXHIBIT
               PART I - INTEREST, DIVIDENDS AND REAL ESTATE INCOME

====================================================================================================================================
                         1                              2                 3         Paid in Advance  Due and Accrued(h)      8
                                                                                ---------------------------------------    Earned
                                                                                       4        5          6        7    During Year
                                                                      Collected     Current   Prior     Current   Prior    Columns
                                                     Schedule        During Year      Year    Year       Year     Year    3+5+6-4-7
------------------------------------------------------------------------------------------------------------------------------------
    1  U.S. government bonds .....................     D(a)              190,210                        35,333   35,333      190,210
  1.1  Bonds exempt from U.S. tax ................     D(a)
  1.2  Other bonds (unaffiliated) ................     D(a)
  1.3  Bonds of affiliates .......................     D(a)
  2.1  Preferred stocks (unaffiliated) ...........     D(b)
 2.11  Preferred stocks of affiliates ............     D(b)
  2.2  Common stock (unaffiliated) ...............      D              3,816,595                                           3,816,595
 2.21  Common stock of affiliates ................      D
    3  Mortgage loans ............................     B(c)
    4  Real estate ...............................     A(d)
  5.1  Cash on hand and on deposit ...............      E
  5.2  Short-term investments ....................    DA(e)               80,152                                              80,152
    6  Other invested assets .....................     BA                624,668                                             624,668
    7  Derivative instruments ....................   DB/DC(f)
    8  Aggregate write-ins for investment income .
                                                                   -----------------------------------------------------------------

    9  TOTALS ....................................                 (g) 4,711,625                        35,333   35,333 (g)4,711,625
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    DEDUCTIONS
                                                                                            ------------------
   10. Total investment expenses incurred (Part 4, Line 22, Column 3) ....................             150,412
  1OA. Interest expense ..................................................................         (i) 380,500
   11. Depreciation on real estate (for companies which depreciate annually on a formula basis) ...............................................................
   12. Aggregate write-ins for deductions from investment income .........................  ------------------
   13. Total deductions (Lines 10 to 12) .................................................                                   530,912
                                                                                                                        ------------
   14. Net investment income earned (Line 9 minus Line 13 - to Page 4, Line 8) ...........                                 4,180,713
====================================================================================================================================
DETAILS OF WRITE-INS
------------------------------------------------------------------------------------------------------------------------------------
0801.  ...................................................................................
0802.  ...................................................................................
0803.  ...................................................................................
0898.  Summary of remaining write-ins for Line 8
       from overflow page ................................................................
                                                                     ---------------------------------------------------------------
0899.  TOTALS (Lines 0801 through 0803 plus
       0898 (Part 1, Line 8) .............................................................
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    DEDUCTIONS
                                                                                            ------------------
1201.  ...................................................................................
1202.  ...................................................................................
1203.  ...................................................................................
1298.  Summary of remaining write-ins for Line 12 from overflow page .....................  ------------------
1299.  TOTALS (Lines 1201 through 1203 plus 1298) (Part 1, Line 12) ......................

(a) Includes $ .............accrual of discount less $ .........13,790 amortization of premium.
(b) Includes $ .............accrual of discount less $ ................amortization of premium.
(c) Includes $ .............accrual of discount less $ ................amortization of premium.
(d) Includes $ .............for company's occupancy of its own buildings.
(e) Includes $ ......28,430 accrual of discount less $ ................amortization of premium.
(f) Includes $ .............accrual of discount less $ ................amortization of premium.
(g) Includes asset transfers with put options accounted for as financing arrangements: $ ............Column 3. $ ..........Column 8.
(h) Admitted items only. State basis of exclusions
(i) Includes $ .............interest on surplus notes and $ ........interest on capital notes.

              PART 1A - CAPITAL GAINS AND (LOSSES) ON INVESTMENTS

====================================================================================================================================
           1                                 2              3             4               5              6                 7
                                                                                                 Net Gain or (Loss)      Total
                                                                                                    from Change     (Net of Columns
                                                                       Increases by   Decreases by  in Difference  2 to 6 inclusive)
                                      Profit on Sales  Loss on Sales  Adjustment in  Adjustment in Between Book and    (Columns
                                        or Maturity     or Maturity     Book Value     Book Value  Admitted Values     2-3+4-5+6)
------------------------------------------------------------------------------------------------------------------------------------
   1 U.S. government bonds .............
 1.1 Bonds exempt from U.S. tax ........
 1.2 Other bonds (unaffiliated) ........
 1.3 Bonds of affiliates ...............
 2.1 Preferred stocks (unaffiliated) ...
2.11 Preferred stocks of affiliates ....
 2.2 Common stock (unaffiliated) .......    20,828,939       24,856                                      (2,035,558)     18,768,525
2.21 Common stock of affiliates ........
   3  Mortgage loans ...................
   4 Real estate .......................                                                   (a)
 5.1 Cash on hand and on deposit .......
 5.2 Short-term investments ............         1,265                                                                        1,265
   6 Other invested assets .............                                                                 (2,170,898)     (2,170,898)
   7 Derivative instruments ............
   8 Aggregate write-ins for capital ...
     gains and (losses) ................
   9 TOTALS ............................    20,830,204       24,856                                      (4,206,456)     16,598,892
     (Distribution of Line 9, Column 7)
  10 Net realized capital gains or
     (losses) (Page 4, Line 9)
     (Column 2 - 3, Line 9) ............                                                                                 20,805,348
  11 Net unrealized capital gains or
     (losses) (Page 4, Line 19)
     (Column 4 - 5 + 6, Line 9) ........                                                                                 (4,206,456)
====================================================================================================================================
DETAILS OF WRITE-INS
------------------------------------------------------------------------------------------------------------------------------------
0801. ...............................................
0802. ...............................................
0803. ...............................................
0898. Summary of remaining write-ins for Line 8
      from overflow .................................
                                            ----------------------------------------------------------------------------------------
0899. TOTALS (Lines 0801 through 0803 plus 0898)
      (Part 1A, Line 8) .............................
====================================================================================================================================
(a) Excluding $.........depreciation on real estate included in Part 1, Line 11.

American Union Life Insurance was merged with American Union Insurance Company on 12/31/99. The 1999 results are stated on a merged basis. The prior year, 1998 figures have been restated, where appropriate, for consistency when comparing to 1999.

ANNUAL STATEMENT FOR THE YEAR 1999 OF THE AMERICAN UNION INSURANCE COMPANY

                      UNDERWRITING AND INVESTMENT EXHIBIT
                            PART 2 - PREMIUMS EARNED

====================================================================================================================================
                                                     1                       2                    3                       4
                                                                          Unearned
                                                Net Premiums              Premiums              Premiums
                                                Written Per          Dec. 31 Prior Year -        Dec. 31           Premiums Earned
                                                 Column 4,             per Column 3,        Current Year - per       During Year
                        Line of Business          Part 2B            Last Year's Part 2      Column 5, Part 2A   (Columns 1 + 2 - 3)
------------------------------------------------------------------------------------------------------------------------------------
1. Fire ...........................................      (13)                  314                                             301
2. Allied lines ...................................       (2)                   55                                              53
3. Farmowners multiple peril ......................
4. Homeowners multiple peril ......................      (17)                  575                                             558
5. Commercial multiple peril ......................
6. Mortgage guaranty ..............................
8. Ocean marine ...................................
9. Inland marine ..................................
10. Financial guaranty ............................
11.1 Medical malpractice - occurrence .............
11.2 Medical malpractice - claims-made ............
12. Earthquake ....................................
13. Group accident and health .....................
14. Credit accident and health ....................
    (group and individual) ........................
15. Other accident and health .....................4,265,052               739,225                   15,131              4,989,146
16. Workers' compensation .........................
17.1 Other liability - occurrence .................
17.2 Other liability - claims-made ................
18.1 Products liability - occurrence ..............
18.2 Products liability - claims-made .............
19.1 19.2 Private passenger auto liability ........  273,263                64,449                   69,141                268,571
19.3 19.4 Commercial auto liability ...............
21. Auto physical damage ..........................  254,375                59,729                   64,361                249,743
22. Aircraft (all perils) .........................
23. Fidelity ......................................
24. Surety ........................................
26. Burglary and theft ............................
27. Boiler and machinery ..........................
28. Credit ........................................
29. International .................................
30A. Reinsurance-Nonproportional Assumed
     Property .....................................
30B. Reinsurance-Nonproportional
     Assumed Liability ............................
30C. Reinsurance-Non proportional Assumed
     Financial Lines ..............................
31. Aggregate write-ins for other lines
    of business ...................................
                                                   -------------------------------------------------------------------------------
32. TOTALS ........................................4,792,658               864,347                  148,633              5,508,372
==================================================================================================================================
DETAILS OF WRITE-INS
----------------------------------------------------------------------------------------------------------------------------------
3101 ..............................................
3102 ..............................................
3103 ..............................................
3198. Summary of remaining write-ins for Line 31
      from overflow page ..........................
                                                   -------------------------------------------------------------------------------
3199. TOTALS (Lines 3101 through 3103 + 3198)
      (Line 31 above) .............................
==================================================================================================================================

American Union Life Insurance was merged with American Union Insurance Company on 12/31/99. The 1999 results are stated on a merged basis. The prior year, 1998 figures have been restated, where appropriate, for consistency when comparing to 1999.

ANNUAL STATEMENT FOR THE YEAR 1999 OF THE AMERICAN UNION INSURANCE COMPANY

                      UNDERWRITING AND INVESTMENT EXHIBIT

                    PART 2A - RECAPITULATION OF ALL PREMIUMS
  (a) Gross premiums (less reinsurance) and unearned premiums on all unexpired risks and reserve for return premiums under rate credit or retrospective rating plans based upon experience, viz:

====================================================================================================================================
                                                          1                   2               3            4               5
                                                    Amount Unearned     Amount Unearned               Reserve for        Total
                                                      (Running One       (Running More                Rate Credits      Reserve
                                                      Year or Less       Than One Year              and Retrospective For Unearned
                                                        From Date          From Date       Advance     Adjustments       Premiums
                                                       of Policy)          of Policy)      Premiums      Based on        Columns
                    Line of Business                      (b)                 (b)            100%       Experience       1+2+3+4
------------------------------------------------------------------------------------------------------------------------------------
1.  Fire ...........................................
 2.  Allied lines ...................................
 3.  Farmowners multiple peril ......................
 4.  Homeowners multiple peril ......................
 5.  Commercial multiple peril ......................
 6.  Mortgage guaranty ..............................
 8.  Ocean marine ...................................
 9.  Inland marine ..................................
10.  Financial guaranty .............................
11.1 Medical malpractice - occurrence ...............
11.2 Medical malpractice - claims-made ..............
12.  Earthquake .....................................
13.  Group accident and health ......................                                                      (c)
14.  Credit accident and health .....................
     (group and individual) .........................
15.  Other accident and health ......................   15,131                                             (c)           15,131
16.  Workers' compensation ..........................
17.1 Other liability - occurrence ...................
17.2 Other liability - claims-made ..................
18.1 Products liability - occurrence ................
18.2 Products liability - claims-made ...............
19.1 19.2 Private passenger auto liability ..........   69,141                                                           69,141
19.3 19.4 Commercial auto liability .................
21.  Auto physical damage ...........................   64,361                                                           64,361
22.  Aircraft (all perils) ..........................
23.  Fidelity .......................................
24.  Surety .........................................
26.  Burglary and theft .............................
27.  Boiler and machinery ...........................
28.  Credit .........................................
29.  International ..................................
30A. Reinsurance-Noaproportional Assumed Property ...
30B. Reinsurance-Nonproportional Assumed Liability ..
30C. Reinsurance-Nonproportional Assumed
     Financial Lines ................................
31.  Aggregate write-ins for other lines
     of business ....................................
                                                     -------------------------------------------------------------------------------
32.  TOTALS .........................................  148,633                                                          148,633
------------------------------------------------------------------------------------------------------------------------------------
33.  Accrued retrospective premiums based
     on experience ..................................
34.  Balance (Line 32 plus Line 33) .................                                                                   148,633
====================================================================================================================================
DETAILS OF WRITE-INS
------------------------------------------------------------------------------------------------------------------------------------
3101. ...............................................
3102. ...............................................
3103. ...............................................
3198. Summary of remaining write-ins for Line 31
      from overflow page ............................
3199. TOTALS (Lines 3101 through 3103 plus 3198)
      (Line 31 above) ...............................
====================================================================================================================================

(a) By gross premiums is meant the aggregate of all the premiums written in the policies or renewals in force.
      Are they so returned in this statement? Yes[ ] No[X]
(b)   State here basis of computation used in each case
(c)   Including $............ reserved for deferred maternity and other similar benefits.

American Union Life Insurance was merged with American Union Insurance Company on 12/31/99. The 1999 results are stated on a merged basis. The prior year, 1998 figures have been restated, where appropriate, for consistency when comparing to 1999.

ANNUAL STATEMENT FOR THE YEAR 1999 OF THE AMERICAN UNION INSURANCE COMPANY

                      UNDERWRITING AND INVESTMENT EXHIBIT
                          PART 213 - PREMIUMS WRITTEN

  Gross Premiums (Less Return Premiums), Including Policy and Membership Fees
                        Wriften and Renewed During Year

====================================================================================================================================
                                                1             Reinsurance Assumed           Reinsurance Ceded                4
                                                           -----------------------------------------------------------  Net Premiums
                                              Direct          2a            2b             3a                3b           Written
                                             Business        From           From           To                To           Columns
               Line of Business                 (a)        Affiliates   Non-Affiliates  Affiliates      Non-Affiliates 1+2a+2b-3a-3b
------------------------------------------------------------------------------------------------------------------------------------
1.   Fire ..................................       (13)                                                                      (13)
2.   Allied lines ..........................        (2)                                                                       (2)
3.   Farmowners multiple peril .............
4.   Homeowners multiple peril .............       (17)                                                                      (17)
5.   Commercial multiple peril .............
6.   Mortgage guaranty .....................
8.   Ocean marine ..........................
9.   Inland marine .........................
10.  Financial guaranty ....................
11.1 Medical malpractice - occurrence ......
11.2 Medical malpractice - claims-made .....
12.  Earthquake ............................
13.  Group accident and health .............
14,  Credit accident and health (group and
     individual) ...........................
15.  Other accident and health ............. 4,265,052                                                                 4,265,052
16.  Workers' compensation .................
17.1 Other liability - occurrence ..........
17.2 Other liability - claims-made .........
18.1 Products liability - occurrence .......
18.2 Products liability - claims-made ......
19.1 19.2 Private passenger auto liability .   273,263                                                                   273,263
19.3 19.4 Commercial auto liability ........
21.  Auto physical damage ..................   254,375                                                                   254,375
22.  Aircraft (all perils) .................
23.  Fidelity ..............................
24.  Surety ................................
26.  Burglary and theft ....................
27.  Boiler and machinery ..................
28.  Credit ................................
29.  International .........................
30A. Reinsurance-Nonproportional Assumed
     Property ..............................    XXX
30B. Reinsurance-Nonproportional Assumed
     Liability .............................    XXX
0C.  Reinsurance-Nonproportional Assumed
     Financial Lines .......................    XXX
31.  Aggregate write-ins for other lines
     of business ........................... ---------------------------------------------------------------------------------------
32.  TOTALS ................................ 4,792,658                                                                 4,792,658
====================================================================================================================================
DETAILS OF WRITE-INS
------------------------------------------------------------------------------------------------------------------------------------
3101. ......................................
3102. ......................................
3103. ......................................
3198. Summary of remaining write-ins for
      Line 31 from overflow page ...........
3199. TOTALS (Lines 3101 through 3103
      plus 3198) (Line 31 above) ...........
====================================================================================================================================

(a) Does the company's direct premiums written include premiums recorded on an installment basis? Yes[ ] No[X] If yes,
    (1) The amount of such installment premiums $..........
    (2) Amount at which such installment premiums would have been reported had they been recorded on an annualized basis $.........

American Union Life Insurance was merged with American Union Insurance Company on 12/31/99. The 1999 results are stated on a merged basis. The prior year, 1998 figures have been restated, where appropriate, for consistency when comparing to 1999

ANNUAL STATEMENT FOR THE YEAR 1999 OF THE AMERICAN UNION INSURANCE COMPANY
                      UNDERWRITING AND INVESTMENT EXHIBIT
                        PART 3 - LOSSES PAID AND INCURRED

                                       Losses Paid Less Salvage               5             6           7               8
                             --------------------------------------------- Net Losses                  Losses       Percentage of
                                1          2           3           4         Unpaid                   Incurred     Losses Incurred
                                                              Net Payments Current Year  Net Losses Current Year (Column 7, Part 3)
                              Direct  Reinsurance Reinsurance  (Columns     (Part 3A,     Unpaid      (Columns   to Premiums Earned
         Line of Business    Business   Assumed    Recovered    1+2-3)      Column 5)    Prior Year    4+5-6)    (Column 4, Part 2)
------------------------------------------------------------------------------------------------------------------------------------
 1.  Fire .....................1,316                                1,316          186        1,253          249              82.72
 2.  Allied lines .............  221                                  221                        89          132             249.06
 3.  Farmowners multiple
      peril ...................
 4   Homeowners multiple
      peril ...................1,259                                1,259        1,680        3,092         (153)            (27.42)
 5   Commercial multiple
      peril ...................
 6   Mortgage guaranty ........
 8   Ocean marine .............
 9   Inland marine ............
10   Financial guaranty .......
11.1 Medical malpractice
      occurrence ..............
11.2 Medical malpractice
      claims-made .............
12.  Earthquake ...............
13   Group accident and
      health ..................
14   Credit accident and
      health (group and
      individual) .............
15   Other accident and
      health ..............4,227,394                            4,227,394      146,883    1,199,468    3,174,809              63.63
16   Workers' compensation
17.1 Other liability -
      occurrence ..............
17.2 Other liability -
      claims-made .............
18.1 Products liability -
      occurrence ..............
18.2 Products liability -
      claims made .............
19.1 19.2 Private passenger
      auto liability ........144,898                              144,898      108,500      109,555      143,843              53.56
19.3 19.4 Commercial auto
      liability ...............
21   Auto physical damage ...100,320                              100,320        3,000        2,750      100,570              40.27
22   Aircraft (all perils)
23   Fidelity .................
24   Surety ...................
26   Burglary and theft .......
27   Boiler and machinery .....
28   Credit ...................
29   International ............
30A  Reinsurance-Nonproportional
     Assumed Property .........  XXX
30B  Reinsurance-Nonproportional
     Assumed Liability ........  XXX
30C  Reinsurance-Non proportional
     Assumed Financial Lines ..  XXX
31   Aggregate write-ins for
     other lines of business ..
32   TOTALS ...............4,475,408                            4,475,408      260,249    1,316,207    3,419,450              62.08
====================================================================================================================================
DETAILS OF WRITE-INS
------------------------------------------------------------------------------------------------------------------------------------
3101 ..........................
3102 ..........................
3103 ..........................
3198. Summary of remaining write-ins for Line 31 from overflow page
3199. TOTALS (Lines 3101 through 3103 plus 3198) (Line 31 above)
====================================================================================================================================

American Union Life Insurance was merged with American Union Insurance Company on 12/31/99. The 1999 results are stated on a merged basis. The prior year 1998 figures have been restated, where appropriate, for consistency when comparing to 1999.

ANNUAL STATEMENT FOR THE YEAR 1999 OF THE AMERICAN UNION INSURANCE COMPANY
                      UNDERWRITING AND INVESTMENT EXHIBIT
             PART 3A - UNPAID LOSSES AND LOSS ADJUSTMENT EXPENSES

                                     Adjusted or in Process
                                          of Adjustment                  2                   3
                                     --------------------------
                                                                                        Net Losses
                                         1a             1b       Deduct Reinsurance      Excluding
                                                                  Recoverable from    Incurred But Not
                                                                   Authorized and         Reported
                                                    Reinsurance     Unauthorized          (Columns
                                       Direct         Assumed         Companies          1a + 1b - 2)
                                      ----------------------------------------------------------------
 1.  Fire .....................           186                                                   186
 2.  Allied lines .............
 3.  Farmowners multiple
      peril ...................
 4   Homeowners multiple
      peril ...................         1,680                                                 1,680
 5   Commercial multiple
      peril ...................
 6   Mortgage guaranty ........
 8   Ocean marine .............
 9   Inland marine ............
10   Financial guaranty .......
11.1 Medical malpractice
      occurrence ..............
11.2 Medical malpractice
      claims-made .............
12.  Earthquake ...............
13   Group accident and
      health ..................
14   Credit accident and
      health (group and
      individual) .............
15   Other accident and
      health ..................        95,231                                                95,231
16   Workers' compensation
17.1 Other liability -
      occurrence ..............
17.2 Other liability -
      claims-made .............
18.1 Products liability -
      occurrence ..............
18.2 Products liability -
      claims made .............
19.1 19.2 Private passenger
      auto liability ..........        73,500                                                73,500
19.3 19.4 Commercial auto
      liability ...............
21   Auto physical damage .....
22   Aircraft (all perils)
23   Fidelity .................
24   Surety ...................
26   Burglary and theft .......
27   Boiler and machinery .....
28   Credit ...................
29   International ............
30A  Reinsurance-Nonproportional
     Assumed Property .........          XXX
30B  Reinsurance-Nonproportional
     Assumed Liability ........          XXX
30C  Reinsurance-Non proportional
     Assumed Financial Lines ..          XXX
31   Aggregate write-ins for
     other lines of business ..
32   TOTALS ...................       170,597                                               170,597
====================================================================================================================================
DETAILS OF WRITE-INS
------------------------------------------------------------------------------------------------------------------------------------
3101 ..........................
3102 ..........................
3103 ..........................
3198. Summary of remaining write-ins for Line 31 from overflow page
3199. TOTALS (Lines 3101 through 3103 plus 3198) (Line 31 above)
====================================================================================================================================
                                              Incurred But Not Reported                         5                   6
                                       -----------------------------------------
                                         4a            4b                4c
                                                                                                Net
                                                                                           Losses Unpaid        Unpaid Loss
                                                    Reinsurance      Reinsurance             (Columns)           Adjustment
                                       Direct         Assumed            Ceded            3 + 4a + 4b - 4c)       Expenses
                                       ------------------------------------------------------------------------------------
 1.  Fire .....................                                                                     186
 2.  Allied lines .............
 3.  Farmowners multiple
      peril ...................
 4   Homeowners multiple
      peril ...................                                                                   1,680
 5   Commercial multiple
      peril ...................
 6   Mortgage guaranty ........
 8   Ocean marine .............
 9   Inland marine ............
10   Financial guaranty .......
11.1 Medical malpractice
      occurrence ..............
11.2 Medical malpractice
      claims-made .............
12.  Earthquake ...............
13   Group accident and
      health ..................                                                           (a)
14   Credit accident and
      health (group and
      individual) .............
15   Other accident and
      health ..................        51,652                                             (a)   146,883          15,144
16   Workers' compensation
17.1 Other liability -
      occurrence ..............
17.2 Other liability -
      claims-made .............
18.1 Products liability -
      occurrence ..............
18.2 Products liability -
      claims made .............
19.1 19.2 Private passenger
      auto liability ..........        35,000                                                   108,500          30,000
19.3 19.4 Commercial auto
      liability ...............
21   Auto physical damage .....         3,000                                                     3,000           5,000
22   Aircraft (all perils)
23   Fidelity .................
24   Surety ...................
26   Burglary and theft .......
27   Boiler and machinery .....
28   Credit ...................
29   International ............
30A  Reinsurance-Nonproportional
     Assumed Property .........          XXX
30B  Reinsurance-Nonproportional
     Assumed Liability ........          XXX
30C  Reinsurance-Non proportional
     Assumed Financial Lines ..          XXX
31   Aggregate write-ins for
     other lines of business ..
32   TOTALS ...................        89,652                                                   260,249          50,144
====================================================================================================================================
DETAILS OF WRITE-INS
------------------------------------------------------------------------------------------------------------------------------------
3101 ..........................
3102 ..........................
3103 ..........................
3198. Summary of remaining write-ins for Line 31 from overflow page
3199. TOTALS (Lines 3101 through 3103 plus 3198) (Line 31 above)
====================================================================================================================================

(a) Including $      for present value of life indemnity claims and $   reserved
for deferred maternity and other similar benefits.

                                      11

American Union Life Insurance was merged with American Union Insurance Company on 12/31/99. The 1999 results are stated on a merged basis. The prior year 1998 figures have been restated, where appropriate, for consistency when comparing to 1999.

ANNUAL STATEMENT FOR THE YEAR 1999 OF THE AMERICAN UNION INSURANCE COMPANY

                      UNDERWRITING AND INVESTMENT EXHIBIT

                                PART 4 - EXPENSES

==================================================================================================================================
                                                                            1              2                 3               4
                                                                           Loss           Other
                                                                        Adjustment     Underwriting      Investment
                                                                         Expenses        Expenses         Expenses         Total
                                                                       ----------------------------------------------------------
1. Claim adjustment services:
   A. Direct......................................................        12,489                                           12,489
   B. Reinsurance assumed ........................................
   C. Reinsurance ceded ..........................................
                                                                       ----------------------------------------------------------
   D. Net claim adjustment services (A + B - C)...................        12,489                                           12,489
2. Commission and brokerage:
A. Direct excluding contingent....................................                          1,025,936                   1,025,936
B. Reinsurance assumed excluding contingent ......................
C. Reinsurance ceded excluding contingent ........................
   D. Contingent - direct ........................................
   E. Contingent - reinsurance assumed ...........................
   F. Contingent - reinsurance ceded .............................
   G. Policy and membership fees .................................
                                                                       ----------------------------------------------------------
   H. Net commission and brokerage (A + B - C + D + E - F + G)....                          1,025,936                   1,025,936

3. Allowances to manager and agents ..............................
4. Advertising ...................................................                              7,404                       7,404
5. Boards, bureaus and associations ..............................                            (12,703)                    (12,703)
6. Surveys and underwriting reports ..............................                             62,230                      62,230
7. Audit of assureds' records ....................................
8. Salary and related items:
   A. Salaries ...................................................       205,700            1,380,981       50,000      1,636,681
   B. Payroll taxes ..............................................        11,171               82,755        3,500         97,426
9. Employee relations and welfare ................................        14,438               98,008                     112,446
10. Insurance ....................................................                              8,024                       8,024
11. Directors' fees ..............................................                              3,600                       3,600
12. Travel and travel items ......................................                             21,870                      21,870
13. Rent and rent items ..........................................         1,000              294,950       13,000        308,950
14. Equipment.....................................................
15. Printing and stationery ......................................         5,000               74,787          200         79,987
16. Postage, telephone and telegraph, exchange and express........        20,000               49,068          500         69,568
17. Legal and auditing ...........................................         5,000              101,511       83,212        189,723
                                                                       ----------------------------------------------------------
17A. TOTALS (Lines 3 to 17).......................................       262,309            2,172,485      150,412      2,585,206
18. Taxes, licenses and fees:
    A. State and local insurance taxes deducting guaranty
       association credits of $.......                                                         (2,581)                     (2,581)
    B. Insurance department licenses and fees ....................                             19,105                      19,105
    C. Gross guaranty association assessments ....................
    D. All other (excluding federal and foreign income and
       real estate)...............................................
                                                                       ----------------------------------------------------------
    E. TOTAL taxes, licenses and fees (A + B + C + D) ............                             16,524                      16,524
19. Real estate expenses .........................................
20. Real estate taxes ............................................
20A. Reimbursements by uninsured accident and health plans .......
21. Aggregate write-ins for miscellaneous expenses ...............       248,939              (40,434)                    208,505
                                                                       ----------------------------------------------------------
22. TOTAL expenses incurred ......................................       523,737            3,174,511      150,412  (a) 3,848,660
23. Less unpaid expenses - current year...........................        50,144              (26,792)                     23,352
24. Add unpaid expenses - prior year .............................        35,000              258,881                     293,881
25. Amounts receivable relating to uninsured accident and
    health plans, prior year .....................................
26. Amounts receivable relating to uninsured accident and
    health plans, current year ...................................
                                                                       ----------------------------------------------------------
27. TOTAL EXPENSES PAID (Lines 22 - 23 + 24 - 25 + 26) ...........       508,593            3,460,184      150,412      4,119,189
=================================================================================================================================
DETAILS OF WRITE-INS
---------------------------------------------------------------------------------------------------------------------------------
2101. Contributions ..............................................                              2,185                       2,185
2102. Over & Short ...............................................                              3,522                       3,522
2103. Investigation and Settlement of Health Claims ..............       248,939              (46,141)                    202,798
2198. Summary of remaining write-ins for Line 21 from
      overflow page ..............................................
                                                                       ----------------------------------------------------------
2199. TOTALS (Lines 2101 through 2103 plus 2198)
      (Line 21 above) ............................................       248,939              (40,434)                    208,505
=================================================================================================================================
(a) Includes management fees of $............ to affiliates and $..........to non-affiliates



                                      12

American Union Life Insurance was merged with American Union Insurance Company on 12/31/99. The 1999 results are stated on a merged basis. The prior year, 1998 figures have been restated, where appropriate, for consistency when comparing to 1999.

ANNUAL STATEMENT FOR THE YEAR 1999 OF THE AMERICAN UNION INSURANCE COMPANY

                                  EXHIBIT 1 -
               ANALYSIS OF NONADMITTED ASSETS AND RELATED ITEMS

                                                                                            1              2              3
                                                                                                                   Changes for Year
                                                                                          End of         End of       (Increase)
                                                                                       Current Year    Prior Year      Decrease
                                                                                       ------------    ----------  ----------------
1. Summary of Items Page 2, Lines 10 to 15 and 17 to 19, Column 3..................         14,680        699,303          684,623
2. Other Assets:
   2.1 Bills receivable not taken for premiums.....................................
   2.2 Furniture, equipment and supplies...........................................
   2.3 Loans on personal security, endorsed or not.................................
                                                                                         ---------      --------       -----------

3. TOTAL (Lines 2.1 to 2.3) (Page 2, Line 20, Column 3)............................
4. Aggregate write-ins for other than invested assets (Page 2, Line 21, Column 3)..                       46,500            46,500
5. Aggregate write-ins for related items...........................................
                                                                                         ---------      --------       -----------
6. TOTAL (Line 1 plus Lines 3 to 5)................................................         14,680       745,803           731,123
                                                                                         =========      ========       ===========
DETAILS OF WRITE-INS
0401. Advances to officer..........................................................                       46,500            46,500
0402...............................................................................
0403 ..............................................................................
0498. Summary of remaining write-ins for Line 4 from overflow page.................
0499. TOTALS (Lines 0401 through 0403 plus 0498) (Line 4 above)....................                       46,500            46,500
0501...............................................................................
0502...............................................................................
0503...............................................................................
0598. Summary of remaining write-ins for Line 5 from overflow page.................
                                                                                         ---------      --------       -----------
0599. TOTALS (Lines 0501 through 0503 plus 0598) (Line 5 above) ...................
                                                                                         =========      ========       ===========

                                      13

American Union Life Insurance was merged with American Union Insurance Company on 12/31/99, The 1999 results are stated on a merged basis. The prior year, 1998 figures have been restated, where appropriate, for consistency when comparing to 1999.

ANNUAL STATEMENT FOR THE YEAR 1999 OF THE AMERICAN UNION INSURANCE COMPANY

                  EXHIBIT 2 - RECONCILIATION OF LEDGER ASSETS

                                                                                                        1              2
                                          INCREASE IN LEDGER ASSETS                                Current Year    Prior Year
                                                                                                   ------------    ----------
  1. Net premiums written (Part 2, Line 32, Column 1)...........................................     4,792,658     17,509,140
  2. Interest, dividends and real estate income received (Part 1, Line 9, Column 3).............     4,711,625      4,890,045
  3. From sale or maturity of ledger assets (Part 1A, Line 9, Column 2).........................    20,830,204      5,923,369
  4. Other income items or increases, viz:
     A. Agents' balances previously charged off.................................................
     B. Remittances from home office to U.S. branch (gross).....................................
     C. Funds held under reinsurance treaties (net).............................................
     D. Borrowed money (gross) .................................................................
     E. Amounts withheld or retained for account of others (net)................................
     F. Aggregate write-ins for increases in ledger assets......................................   10,006,380      6,165,106
  5. Adjustment in book value of ledger assets (Part 1 A, Line 9, Column 4).....................
  6. Capital paid in (Page 4, Line 24A).........................................................
  7. Surplus paid in (Page 4, Line 25A).........................................................
  7A. Surplus notes (Page 4, Line 23A) .........................................................
                                                                                                   ----------    ----------
  8.      TOTAL (Lines 1 to 7A).................................................................   40,340,867    34,487,660
                                    DECREASE IN LEDGER ASSETS
  9. Net losses paid (Part 3, Line 32, Column 4)................................................    4,475,408    12,431,206
 10. Expenses paid (Part 4, Line 27, Column 4)..................................................    4,119,189     8,433,839
1OA. Interest expense (Part 1, Line I OA) ......................................................      380,500       323,000
11.  From sale or maturity of ledger assets (Part 1A, Line 9, Column 3) ........................       24,856
11A. Surplus notes (Page 4, Line 23A)...........................................................
12.  Other disbursement items or decreases, viz:
     A. Agents' balances charged off ...........................................................                         51
     B. Remittances to home office from U.S. branch (gross).....................................
     C. Funds held under reinsurance treaties (net).............................................
     D. Borrowed money (gross)..................................................................
     E. Amounts withheld or retained for account of others (net)................................        2,479
     F. Aggregate write-ins for decreases in ledger assets......................................    2,571,629     2,828,091
13.  Adjustment in book value of ledger assets (Part 1A, Line 9, Column 5)
     and depreciation (Part 1, Line 11).........................................................                     17,703
14.  Federal and foreign income taxes paid......................................................    7,448,413       876,966
15.  Dividends paid stockholders................................................................                 15,400,000
16.  Dividends to policyholders on direct business, less
     $           dividends on reinsurance assumed or ceded (net)................................
                                                                                                   ----------    ----------
17.      TOTAL (Lines 9 to 16) .................................................................   19,022,474    40,310,856
                                        RECONCILIATION BETWEEN YEARS
18. Amount of ledger assets as per balance December 31 of prior year ...........................   84,233,033    90,056,229
                                                                                                   ----------    ----------
19. Increase or (decrease) in ledger assets during the year (Line 8 minus Line 17)..............   21,318,393    (5,823,196)
                                                                                                   ----------    ----------
20. Balance = ledger assets December 31 of current year.........................................  105,551,426    84,233,033
                                                                                                  ===========    ==========

DETAILS OF WRITE-INS

04F01, Service Charges..........................................................................                      2,240
04FO2. Increase in Ledger Liabilities and Interest Payable......................................    7,976,942     5,482,866
04FO3. Commission on Reinsurance Ceded and Administrative fees
       from Illinois HealthCare Ins. Co.........................................................    2,029,438       680,000
04F98. Summary of remaining write-ins for Line 4F from overflow page............................
                                                                                                   ----------    ----------
04F99. TOTALS (Lines 04FOl through 04FO3 plus 04F98) (Line 4F above)............................   10,006,380     6,165,106
                                                                                                   ----------    ----------
12F01. Decrease in Drafts Issued and Outstanding................................................                        930
12FO2. Surrender Benefits and Refunds ..........................................................    2,346,535     2,827,161
12FO3. Merger adjustment American Union Financial Co ...........................................      225,094
12F98. Summary of remaining write-ins for Line 12F from overflow page...........................
                                                                                                   ----------    ----------
12F99. TOTALS (Lines 12FOl through 12FO3 plus 12F98) (Line 12F above)...........................    2,571,629     2,828,091
                                                                                                  ===========    ==========

                                      14

American Union Life Insurance was merged with American Union Insurance Company on 12/31/99. The 1999 results are stated on a merged basis. The prior year,
   1998 figures have been restated, where appropriate, for consistency when comparing to 1999.

ANNUAL STATEMENT FOR THE YEAR 1999 OF THE AMERICAN UNION INSURANCE COMPANY

                        EXHIBITS OF PREMIUMS AND LOSSES
                           (Statutory Page 14 Data)
                                                             Document Code: 430
NAIC Group Code 0193                                    NAIC Company Code 25828

           DIRECT BUSINESS IN THE STATE OF Illinois DURING THE YEAR


                                                             Gross Premiums,
                                                          including Policy and             3           4           5           6
                                                     Membership Fees, Less Return
                                                   Premiums and Premiums on Policies
                                                                Not Taken            Dividends Paid
                                                   --------------------------------- or Credited to  Direct      Direct
                                                            1              2         Policyholders  Unearned   Losses Paid  Direct
                                                    Direct Premiums   Direct Premiums  on Direct    Premium    (deducting   Losses
                        Line of Business                Written            Earned      Business     Reserves     salvage)   incurred
------------------------------------------------------------------------------------------------------------------------------------
1.   Fire ...........................................         (13)             301                                1,316        249
2.1  Allied lines ...................................          (2)              53                                  220        131
2.2  Multiple peril crop.............................
2.3  Federal Flood...................................
3.   Farmowners multiple peril ......................
4.   Homeowners multiple peril ......................         (18)             557                               1,259        (153)
5.1  Commercial multiple peril
     (non-liability portion).........................
5.2  Commercial multiple peril (liability portion)...
6.   Mortgage guaranty ..............................
8.   Ocean marine ...................................
9.   Inland marine ..................................
10.  Financial guaranty .............................
11.  Medical malpractice ............................
12.  Earthquake .....................................
13.  Group accident and health ......................
14.  Credit A&H (group and individual)...............
15.1 Collectively renewable A&H......................
15.2 Non-cancellabe A&H..............................
15.3 Guaranteed renewable A&H........................
15.4 Non-renewable for stated reason only............
15.5 Other accident only.............................
15.6 All other A&H...................................       1,819            1,819
15.7 Federal employees health benefits
     program premium.................................
16.  Workers' compensation ..........................
17.  Other liability.................................
18.  Products liability..............................
19.1 Private passenger auto no-fault (personal
     injury protection) .............................
19.2 Other private passenger auto liability .........      10,425           10,194                   2,638       5,117       5,117
19.3 Commercial auto no-fault (personal injury
     protection).....................................
19.4 Other commercial auto liability ................
21.1 Private passenger auto physical damage .........      11,755           11,450                   2,974       4,662       5,662
22.  Aircraft (all perils) ..........................
23.  Fidelity .......................................
24.  Surety .........................................
26.  Burglary and theft .............................
27.  Boiler and machinery ...........................
28.  Credit .........................................
31.  Aggregate write-ins for other lines
     of business ....................................
                                                       ---------------------------------------------------------------------------
32.      TOTALS .....................................      23,966           24,374                   5,612      12,574      11,006
==================================================================================================================================
DETAILS OF WRITE-INS
----------------------------------------------------------------------------------------------------------------------------------
3101 ..............................................
3102 ..............................................
3103 ..............................................
3198. Summary of remaining write-ins for Line 31
      from overflow page ..........................
                                                       ---------------------------------------------------------------------------
3199. TOTALS (Lines 3101 through 3103 + 3198)
      (Line 31 above) .............................
==================================================================================================================================
(a) Finance and service charges not included in
    Lines 1 to 32 $................................

                                                                  Direct      Direct      Direct
                                                                  Defense     Defense     Defense
                                                                 and Cost    and Cost    and Cost
                                                         Direct Containment Containment Containment  Commissions     Taxes,
                                                         Losses  Expense       Expense   Expense    and Brokerage   Licenses
                                                         Unpaid    Paid       Incurred    Unpaid       Expenses     and Fees
                                                       ---------------------------------------------------------------------------
1.   Fire ...........................................      186       57
2.1  Allied lines ...................................                26
2.2  Multiple peril crop.............................
2.3  Federal Flood...................................
3.   Farmowners multiple peril ......................
4.   Homeowners multiple peril ......................    1,680      384
5.1  Commercial multiple peril
     (non-liability portion).........................
5.2  Commercial multiple peril (liability portion)...
6.   Mortgage guaranty ..............................             5,000
8.   Ocean marine ...................................
9.   Inland marine ..................................
10.  Financial guaranty .............................
11.  Medical malpractice ............................
12.  Earthquake .....................................
13.  Group accident and health ......................
14.  Credit A&H (group and individual)...............
15.1 Collectively renewable A&H......................
15.2 Non-cancellabe A&H..............................
15.3 Guaranteed renewable A&H........................
15.4 Non-renewable for stated reason only............
15.5 Other accident only.............................
15.6 All other A&H...................................
15.7 Federal employees health benefits
     program premium.................................                                                    433
16.  Workers' compensation ..........................
17.  Other liability.................................
18.  Products liability..............................
19.1 Private passenger auto no-fault (personal
     injury protection) .............................
19.2 Other private passenger auto liability .........    1,000   (3,000)       1,000       1,000                     500
19.3 Commercial auto no-fault (personal injury
     protection).....................................
19.4 Other commercial auto liability ................
21.1 Private passenger auto physical damage .........    1,000    1,256        1,000       1,000                     600
22.  Aircraft (all perils) ..........................
23.  Fidelity .......................................
24.  Surety .........................................
26.  Burglary and theft .............................
27.  Boiler and machinery ...........................
28.  Credit .........................................
31.  Aggregate write-ins for other lines
     of business ....................................
                                                       -----------------------------------------------------------------
32.      TOTALS .....................................    3,866    3,723        2,000       2,000         433       1,100
========================================================================================================================
DETAILS OF WRITE-INS
------------------------------------------------------------------------------------------------------------------------
3101 ..............................................
3102 ..............................................
3103 ..............................................
3198. Summary of remaining write-ins for Line 31
      from overflow page ..........................
                                                       -----------------------------------------------------------------
3199. TOTALS (Lines 3101 through 3103 + 3198)
      (Line 31 above) .............................
========================================================================================================================
(a) Finance and service charges not included in
    Lines 1 to 32 $................................

                                      15

American Union Life Insurance was merged with American Union Insurance Company on 12/31/99. The 1999 results are stated on a merged basis. The prior year, 1998 figures have been restated, where appropriate, for consistency when comparing to 1999.

ANNUAL STATEMENT FOR THE YEAR 1999 OF THE AMERICAN UNION INSURANCE COMPANY

                            GENERAL INTERROGATORIES

1. (a) Does the company issue both participating and non-participating policies?                           Yes[ ]  No[X]
        (b) If yes, state the amount of calendar year net premiums written on:
                 (i) Participating policies:                                                               $
                (ii) Non-participating policies:                                                           $
2. For Mutual Companies and Reciprocal Exchanges Only:
        (a) Does company issue assessable policies?                                                        Yes[ ]  No[X]
        (b) Does company issue non-assessable policies?                                                    Yes[ ]  No[X]
        (c) If assessable policies are issued, what is the extent of the contingent liability of the policyholders?
        (d) Total amount of assessments laid or ordered to be laid during the year on
            deposit notes or contingent premiums?                                                          $
3. For Reciprocal Exchanges Only:
        (a) Does the Exchange appoint local agents?                                                        Yes[ ] No[X]
        (b) If yes, is the commission paid:
                (i) out of Attorney's-in-Fact compensation?                                                Yes[ ] No[X]  N/A[ ]
                (ii) as a direct expense of the Exchange?                                                  Yes[ ] No[X]  N/A[ ]
        (c) What expenses of the Exchange are not paid out of the compensation of the Attorney-in-Fact?
        (d) Has any Attorney-in-Fact compensation, contingent on fulfillment of
            certain conditions, been deferred?                                                             Yes[ ] No[X]
        (e) If yes, give full information

4.                                                         CAPITAL STOCK OF THIS COMPANY

       1                    2                         3                4               5                  6                7
                     Number of Shares          Number of Shares    Par Value    Redemption Price  Is Dividend Rate    Are Dividends
     Class             Authorized                Outstanding       Per Share       if Callable         Limited?        Cumulative?
   --------------------------------------------------------------------------------------------------------------------------------
   Preferred             102,000                   102,000           50.00                           Yes[ ] No[X]       Yes[ ] No[X]
   Common                                                                             X X X          XXX      XXX       XXX      XXX

5. (a) Does the company own any securities of a real estate holding company or otherwise
       hold real estate indirectly?                                                                        Yes[]  No[X]
        (b) If yes,
                (i) explain
                (ii) Name of real estate holding company
                (iii) Number of parcels involved?
                (iv) Total book value                                                                      $
6. (a) Is the company a member of an Insurance Holding Company System consisting of two or more
       affiliated persons, one or more of which is an insurer?                                             Yes[X] No[ ]
   (b) If yes, did the company register and file with its domiciliary state Insurance Commissioner,
       Director, or Superintendent, or with such regulatory official of the State of domicile of the principal insurer in the Holding Company System, a registration statement providing disclosure substantially similar to the standards adopted by the National Association of
       Insurance Commissioners in its Model Holding Company System Regulatory Act and model regulations pertaining thereto, or is the company subject to standards and disclosure
       requirements substantially similar to those required by such Act and regulations?                   Yes[X] No[ ] N/A[ ]
   (c) State regulating
7. (a) Does any foreign (non-United States) person or entity directly or indirectly control
       10% or more of the company?                                                                         Yes[ ] No[X]
        (b) If yes,
                (i) state the percentage of foreign control:

8. (a) Total amount loaned during the year:
                (i) to directors or other officers                                                         $    19,109,987
                (ii) to stockholders not officers                                                          $
   (b) Total amount of loans outstanding at end of year:
                (i) to directors or other officers                                                         $   19,109,987.00
                (ii) to stockholders not officers                                                          $
9. (a) Did any person while an officer, director or trustee of the company receive directly or indirectly, during the period covered by this statement, any commission on the business
       transactions of the company?                                                                        Yes[ ] No[X]
   (b) Did any person while an officer, director, trustee or employee receive directly or indirectly, during the period covered by this statement, any compensation in addition
       to their regular compensation on account of the reinsurance transactions of the company?            Yes[ ] No[X]
   (c) Has the company an established procedure for disclosure to its board of directors or trustees of any material interest or affiliation on the part of its officers, directors, trustees, or responsible employees which is in or is likely to conflict with the official
       duties of such person?                                                                              Yes[X] No[ ]
   (d) Except for retirement plans generally applicable to its staff employees and agents and contracts with its agents for the payment of commissions, has the company any agreement with a person whereby it agrees that for any service rendered or to be rendered, they shall receive directly or indirectly any salary, compensation or emolument that
       will extend beyond a period of 12 months from the date of the agreement?                           Yes[ ] No[X]
10. What amount of installment notes is owed and now held by the company?                                 $
11. (a) Have any of these notes been hypothecated, sold or used in any manner as security for
        money loaned within the past year?                                                                Yes[ ] No[X]
    (b) If yes, what amount?                                                                              $
12. (a) Largest net aggregate amount insured in any one risk (excluding workers' compensation):           $
    (b) Does any reinsurance contract considered in the calculation of this amount include an
        aggregate limit of recovery without also including a reinstatement provision?                     Yes[ ] No[X]
    (c) State the number of reinsurance contracts (excluding individual facultative risk certificates, but including facultative programs, automatic facilities or facultative obligatory contracts) considered in the calculation of this amount.

                                      16

American Union Life Insurance was merged with American Union Insurance Company on 12/31/99. The 1999 results are stated on a merged basis. The prior year, 1998 figures have been restated, where appropriate, for consistency when comparing to 1999.

ANNUAL STATEMENT FOR THE YEAR 1999 OF THE AMERICAN UNION INSURANCE COMPANY

13. (a) What provision has this company made to protect itself from an excessive loss in the event of a catastrophe under a workers' compensation contract issued without limit of loss?
    (b) Describe the method used to estimate this company's probable maximum insurance loss, and identify the types of insured exposures comprising that probable maximum loss, the locations of concentrations of those exposures and the external resources (such as consulting firms or computer software models), if any, used in the estimation process. What provision has this company made (such as a catastrophic reinsurance program) to protect itself from an excessive loss arising from the types and concentrations of insured exposures comprising its probable maximum property insurance loss?
    (c) Does the company carry catastrophe reinsurance protection, with provision for at least one reinstatement, in an amount sufficient to cover its estimated probable maximum loss attributable
        to a single loss event or occurrence?                                                             Yes[ ] No[X]
    (d) If no, describe any arrangements or mechanisms employed by the company to supplement its catastrophe reinsurance program or to hedge its exposure to unreinsured catastrophic loss
14. (a) Has this company guaranteed any financed premium accounts?                                        Yes[ ] No[X]
    (b) If yes, give full information
15. (a) Has this company reinsured any risk with any other company under a quota share reinsurance contract which includes a provision which would limit the reinsurer's losses below the stated
        quota share percentage (e.g., a deductible, a loss ratio corridor, a loss ratio cap, an
        aggregate limit or any similar provision)?                                                        Yes[ ] No[X]
    (b) If yes, indicate the number of reinsurance contracts containing such provisions:
16. (a) Has this company reinsured any risk with any other company and agreed to release such company from liability, in whole or in part, from any loss that may occur on the risk,
        or portion thereof, reinsured?                                                                    Yes[ ] No[X]
    (b) If yes, give full information
17. If the company has assumed risks from another company, there should be charged on account of such reinsurances a reserve equal to that which the original company would
    have been required to charge had it retained the risks. Has this been done?                           Yes[ ] No[ ] N/A[X]
18. (a) Has this company guaranteed policies issued by any other company and now in force?                Yes[ ] No[X]
    (b) If yes, give full information
19. (a) Were all stocks, bonds and other securities owned December 31 of current year, over which the company has exclusive control in the actual possession of the company on
        said date, except as shown by the Schedule E - Part 2 - Special Deposits?                         Yes[ ] No[X]
    (b) If no, give full and complete information relating thereto:
        Held at Commerce Bank - Bloomington, Illinois - Trust account
20. (a) Were any of the stocks, bonds or other assets of the company owned at December 31 of the current year not exclusively under the control of the company, except as shown on the Schedule E - Part 2 - Special Deposits; or has the company sold or transferred any
        assets subject to a put option contract that is currently in force?                               Yes[X] No[ ]
        (Exclude securities subject to Interrogatory 21.)
    (b) If yes, state the amount thereof at December 31 of the current year:
          (i) loaned to others                                                                           $
         (ii) subject to repurchase agreements                                                           $
        (iii) subject to reverse repurchase agreements                                                   $
         (iv) subject to dollar repurchase agreements                                                    $
          (v) subject to reverse dollar repurchase agreements                                            $
         (vi) pledged as collateral                                                                      $   28,371,100
        (vii) placed under option agreements                                                             $
       (viii) letter stock or other securities restricted as to sale                                     $
         (ix) other                                                                                      $
    (c) For each category above, if any of these assets are held by others, identify by whom held.
           i)
         (ii)
        (iii)
         (iv)
          (v)
         (vi) Commerce Bank - Bloomington, Illinois
        (vii)
       (viii)
         (ix)
    (d) For categories (b)(i) and (iii) above, and for any other securities that were made available for use by another person during the year covered by this statement, attach a schedule as shown in the instructions to the annual statement.
    (e) For category (b)(vii) above, do any of the option agreements involve
        asset transfers with put options?                                                                Yes[ ]  No[X] N/A[ ]
        If yes, disclose in the Notes to Financial Statements the information specified in the instructions to the annual statement.
21. Were any of the assets reported in this statement subject to a contractual obligation to transfer to another party without the liability for such obligation being reported
    in this statement?                                                                                   Yes[ ] No[X]
    If yes, state the amount thereof at December 31 of current year:
          (i) Rented from others                                                                         $
         (ii) Borrowed from others                                                                       $
        (iii) Leased from others                                                                         $
         (iv) Other                                                                                      $
         Disclose in Notes to Financial Statements the nature of each of these obligations.
22. (a) State as of what date the latest financial examination of the company was made or is being made.
    (b) State the as of date of the latest financial examination report that is available                12/31/1995
        from either the state of domicile or the company. This date should be the date of the
        examined balance sheet and not the date the report was completed or released.                    12/31/1995
    (c) State as of what date the latest financial examination report became available to other states or the public from either the state of domicile or the company. This is the release date or completion date of the examination report and not the date of the examination
        (balance sheet date).                                                                            05/08/1998
    (d) By what departments or department? Illinois Insurance Department
23. (a) Has any change been made during the year of this statement in the charter, by-laws,
        articles of incorporation, or deed of settlement of the company?                                 Yes[ ] No[X]
    (b) If yes, date of change:
    If not previously filed, furnish herewith a certified copy of the instrument as amended.
24. (a) Has any direct new business been solicited or written in any state where the
        company was not licensed?                                                                       Yes[ ] No[X]
    (b) If yes, explain

American Union Life Insurance was merged with American Union Insurance Company on 12/31/1999. The 1999 results are stated on a merged basis. The prior year, 1998 figures have been restated, where appropriate, for consistency when comparing to 1999.

ANNUAL STATEMENT FOR THE YEAR 1999 OF THE AMERICAN UNION INSURANCE COMPANY

25. Is the purchase or sale of all investments of the company passed upon either by the
    board of directors or a subordinate committee thereof?                                                Yes[X] No[ ]
26. Does the company keep a complete permanent record of the proceedings of its board of directors
    and all subordinate committees thereof?                                                               Yes[X] No[ ]
27. Have the instructions for completing the blank required by this department been
    followed in every detail?                                                                             Yes[ ] No[X]
(ONLY UNITED STATES BRANCHES OF FOREIGN COMPANIES NEED ANSWER INTERROGATORIES 28 AND 29)
28. What changes have been made during the year in the United States manager or the United States trustees of the company?
29. Does this statement contain all business transacted for the company through its United States branch, on risks wherever located?
30. (a) During the period covered by this statement, did any agent, general agent, broker, sales representative, non-affiliated sales/service organization or any combination thereof under common control (other than salaried employees of the company) receive credit or commissions for or control a substantial part (more than 20 percent of any major line of business measured on direct premiums) of:
        (i) sales of new business?                                                                        Yes[ ] No[X]
       (ii) renewals?                                                                                     Yes[ ] No[X]
    (b) During the period covered by this statement, did any sales/service organization owned in whole or in part by the company or an affiliate, receive credit or commissions for or control a substantial pan (more than 20 percent of any major line of business measured on direct premiums) of:
        (i) sales of new business?                                                                        Yes[ ] No[X]
       (ii) renewals?                                                                                     Yes[ ] No[X]
31. (a) If the company recorded accrued retrospective premiums on insurance contracts on
        Line 10.3 of the assets schedule, Page 2, state the amount of corresponding liabilities recorded for:
        (i) unpaid losses:                                                                                $
       (ii) unpaid underwriting expenses (including loss adjustment expenses):                            $
    (b) Of the amount on Line 10.3 of the assets schedule, Page 2, state the amount which is
        secured by letters of credit, collateral and other funds.                                         $
    (c) If the company underwrites commercial insurance risks, such as workers' compensation, are premium or promissory notes accepted from its insureds covering unpaid premiums
        and/or unpaid losses?                                                                             Yes[ ] No[X] N/A[ ]
    (d) If yes, provide the range of interest rates charged under such notes during the period covered by this statement:
       (i) From:                                                                                          %
      (ii) To:                                                                                            %
    (e) Are letters of credit or collateral and other funds received from insureds being utilized by the company to secure premium or promissory notes taken by the company, or to secure any of the company's reported direct unpaid loss reserves, including unpaid
        losses under deductible features of commercial policies?                                          Yes[ ] No[X]
    (f) If yes, state the amount thereof at December 31 of the current year:
       (i) Letters of credit:                                                                             $
      (ii) Collateral and other funds:                                                                    $
32. What interest, direct or indirect, has the company in the capital stock of any other insurance company? See Schedule D
33. (a) Does the company have any direct Medicare Supplement Insurance in force?                          Yes[ ] No[X]
    (b) If yes, indicate premium earned on U. S. business only.                                           $
    (c) What portion of Item (b) is not reported on the Medicare Supplement
        Insurance Experience Exhibit?                                                                     $
        Reason for excluding
    (d) Indicate amount of earned premium attributable to Canadian and/or Other Alien
        not included in Item (b) above.                                                                   $
    (e) Indicate total incurred claims on all Medicare Supplement Insurance.                              $
34. (a) Was the company's prior year's annual statement amended?                                          Yes[ ] No[X]
    (b) If yes, furnish the following information regarding the last amendment to the prior year's annual statement filed with the company's state of domicile:
        (i) Amendment number
       (ii) Date of amendment                                                                               /  /
35. What is the name, address and affiliation (officer/employee of the company or actuary/consultant associated with a(n) actuarial consulting firm)
    of the individual providing the statement of actuarial opinion?
36. What is the name and address of the independent certified public accountant or accounting firm retained to conduct the annual audit?

American Union Life Insurance was merged with American Union Insurance Company on 12/31/99. The 1999 results are stated on a merged basis. The prior year, 1998 figures have been restated, where appropriate, for consistency when comparing to 1999.

ANNUAL STATEMENT FOR THE YEAR 1999 OF THE AMERICAN UNION INSURANCE COMPANY


37. (a) Has the company been a party to a merger or consolidation during the period
        covered by this statement?                                                                        Yes[X] No[ ]
    (b) If yes, provide name of company, NAIC Company Code, and state of domicile
        (use 2 letter state abbreviation) for any company that has ceased to exist as a result of the merger or consolidation.

                                                     NAIC
                                                    Company                State of
          Name of Company                             Code                 Domicile
-------------------------------------------------------------------------------------
American Union Life Insurance Company                 60887                    IL

38. (a) Has this company had any Certificates of Authority, licenses or registrations
        (including corporate registration, if applicable) suspended or revoked by any governmental entity during the reporting period? (You need not report an action,
        either formal or informal, if a confidentiality clause is part of the agreement.)                 Yes[ ] No[X]
    (b) If yes, give full information
39. (a) Does this statement include payments for assessments as described in the Annual Statement
        Instructions other than guaranty fund or guaranty association assessments?                        Yes[ ] No[X]
    (b) If answer is yes,
         (i) amount paid as losses or risk adjustment:                                                    $
        (ii) amount paid as expenses:                                                                     $
       (iii) other amounts paid:                                                                          $10,210
40. (a) Amount of payments to Trade Associations, Service Organizations and Statistical or
        Rating Bureaus, if any? List the name of the organization and the amount paid if any such payment represented 25% or more of the total payments to Trade Associations, Service
        Organizations and Statistical or Rating Bureaus during the period covered by this statement.

                      Name of Organization                              Amount Paid
-----------------------------------------------------------------------------------
                             ISO                                          7,284

41. (a) Amount of payments for legal expenses, if any?                                                    $52,256
    (b) List the name of the firm and the amount paid if any such payment represented 25% or more of the total payments for legal expenses during the period covered by this statement.

                          Name of Firm                                 Amount Paid
----------------------------------------------------------------------------------
                      Davis & Campbell LLC                                32,276

42. (a) Amount of payments for expenditures in connection with matters before legislative bodies,
        officers or departments of government, if any?                                                    $
    (b) List the name of the firm and the amount paid if any such payment represented 25% or more of the total payment expenditures in connection with matters before legislative bodies, officers or departments of government during the period covered by this statement.

                          Name of Firm                                 Amount Paid
----------------------------------------------------------------------------------

American Union Life Insurance was merged with American Union Insurance Company on 12/31/99. The 1999 results are stated on a merged basis. The prior year, 1998 figures have been restated, where appropriate, for consistency when comparing to 1999.

ANNUAL STATEMENT FOR THE YEAR 1999 OF THE AMERICAN UNION INSURANCE COMPANY

                         Notes to Financial Statement

1.       Basis of Presentation.

         This Statement was prepared in conformity with the NAIC Annual Statement instructions and accounting practices and procedures manuals.

2.       a.      Asset values are generally stated as follows:

                 Bonds: Amortized Cost using the Scientific method.
                 Common Stocks: Market Value, adjusted for State of Illinois Statutory limitations.

         b.      Depreciation using Internal Revenue Service Guidelines.

3.      No derivative instruments.

4.      Federal Income Tax Allocation

        a.      1.     The Company's Federal Income Tax Return is combined with
                       the following entity: American Union Financial
                       Corporation

                2. The method of allocation between the companies is subject to written agreement approved by the Board of Directors. Allocation is based upon separate return calculations with current credit for net losses. Intercompany tax balances are settled after the filing of the combined return.

        b. The amount of incurred available for offset against taxable losses in the future is $0.

5.      a.      American Union Insurance Company is owned as follows:
                50% Gregory Mark Shepard; 50% Tracy Morgan Shepard.

        b.      See Schedule Y

        c.      None

        d.      None

        e.      None

        f.      None

6.      The Company sponsors a 401K plan effective in 1988.

7.      Capital and Surplus and Shareholders Dividend Restrictions

        a.      No restrictions other than statutory.

        b.      No preferred stock.

        c.      No restrictions on unassigned surplus.

        d.      No stock held for special purposes.

        e.      Not applicable.

        f.      None.

        g.      None.

8.      No instructions

9. The Company has a loan outstanding of $ 10,000,000 payable to Commerce Bank, collateralized by marketable securities. Loan provisions require a maximum 2 for 1 collateral position. The Company also has a loan outstanding of $1,600,000 due to Myra Shepard due 3/31/2000.

10. The Company has a contingent liability regarding the sale of an affiliate Union Automobile Indemnity Company to Unitrin Corporation. If Loss Reserves and Loss Expense Reserves develop adversely over a pre-determined threshold, American Union will be liable for a portion of the deficiencies. As of 12/31/99, it does not seem to be probable that any significant liability will be realized.

11.     There are no material leases.

12.     No subscriber Savings Accounts.

American Union Life insurance was merged with American Union Insurance Company on 12/31/99. The 1999 results are stated on a merged basis. The prior year, 1998 figures have been restated, where appropriate, forconsistency when comparing to 1999.

ANNUAL STATEMENT FOR THE YEAR 1999 OF THE AMERICAN UNION INSURANCE COMPANY

                         Notes to Financial Statement

13. The Company has no amounts due from Reinsurers which exceed 3% of the Policyholders surplus.

14.     There is no reinsurance recoverable in dispute.

15.     No return commission due.

16. The Company has no purchased annuities under which the company is owner and payee.

17. The Company did not write off any uncollectible reinsurance during the year.

18.     There was no commutation of ceded reinsurance during the year.

19. No retroactive reinsurance contracts that will generate special surplus transactions.

20.     No Intercompany pooling arrangements.

21.     No accrued retrospective premiums.

22. The Company does not discount liabilities for unpaid losses or unpaid loss adjustment expenses.

23.     The Company has no Financial Guaranty Exposures.

24.     The Company has no asset transfers with Put options.

25. There are no Direct Premiums written by Managing Agents/Third Party Administrators.

26. There has been no gain or loss to the insurer from Uninsured A & H Plans and the Uninsured portion of Partially Insured Plans.

27.     No Asbestos/Environmental Reserves.

28.     No material events subsequent.

29.     The Company elected to use rounding in reporting items in the Statement.

                                     20.1

American Union Life Insurance was merged with American Union Insurance Company on 12/31/99. The 1999 results are stated on a merged basis. The prior year, 1998 figures have been restated, where appropriate, for consistency when comparing to 1999

ANNUAL STATEMENT FOR THE YEAR 1999 OF THE AMERICAN UNION INSURANCE COMPANY

                          FIVE - YEAR HISTORICAL DATA

                  Show amounts in whole dollars only, no cents; show percentages to one decimal place, i.e., 17.6

                                                                1              2              3               4               5
                                                              1999           1998           1997            1996            1995
                                                          ------------------------------------------------------------------------
   Gross Premiums Written
   (Page 9, Part 2B, Columns I and 2)

  1. Liability Lines (Lines 11.1, 11.2, 16, 17.1,
     17.2, 18.1, 18.2, 19.1, 19.2, & 19.3, 19.4)            273,263        278,680         290,579      16,624,414      17,867,171
  2. Property Lines (Lines 1, 2, 9, 12, 21, & 26)           254,360        264,874         271,691      11,753,738      11,776,105
  3. Property and Liability Combined Lines
     (Lines 3, 4, 5, 8, 22 & 27) .                              (17)         4,352          17,479       8,092,351       7,833,375
 4A. All Other Lines (Lines 6, 10, 13, 14, 15,
     23, 24, 28, 29, & 31)                                4,265,052
 4B. Nonproportional Reinsurance Lines
     (Lines 30A, 30B, & 30C)
                                                          ------------------------------------------------------------------------
  5. TOTAL (Line 32)                                      4,792,658        547,906         579,749      36,470,503      37,476,651

   Net Premiums Written
   (Page 9, Part 2B, Column 4)
  6. Liability Lines (Lines 11.1, 11.2, 16,
     17.1, 17.2,18.1, 18.2, 19.1, 19.2 &
     19.3, 19.4)                                            273,263        278,680         290,579      16,264,414      17,537,342
  7. Property Lines (Lines 1, 2, 9, 12, 21 & 26)            254,360        264,874         271,691      11,495,895      11,631,464
  8. Property and Liability Combined Lines
     (Lines 3, 4. 5. 8, 22 & 27)                                (17)         4,352          17,479       7,609,459       8,552,487
 9A. All Other Lines (Lines 6, 10, 13, 14, 15,
     23, 24, 28, 29 & 31)                                 4,265,052
 9B. Non-proportional Reinsurance Lines
     (Lines 30A, 30B & 30C)
                                                          ------------------------------------------------------------------------
 10. TOTAL (Line 32)                                      4,792,658        547,906         579,749      35,369,768      37,721,293

   Statement of Income (Page 4)
 11. Net Underwriting Gain or (Loss) (Line 7)            (1,609,326)    (1,207,903)       (157,959)     (2,682,079)     (1,882,550)
 12. Net Investment Gain or (Loss) (Line 9A)             24,986,061      9,594,342       3,531,213       8,486,054      22,346,554
 13. Total Other Income (Line 13)                         2,145,312        569,212           2,248         187,595         142,751
 14. Dividends to Policyholders (Line 14A)
 15. Federal and Foreign Income Taxes Incurred (Line 15)  6,473,063      2,301,802         166,849         191,713         432,491
                                                          ------------------------------------------------------------------------
 16. Net Income (Line 16)                                19,048,984      6,653,849       3,208,653       5,799,857      20,174,264

   Balance Sheet Lines (Pages 2 and 3)
 17. TOTAL Admitted Assets(Page 2, Line 22, Column 4)    38,900,180     21,059,633      29,250,765      65,001,546      71,424,387
 18. Agents' Balances or Uncollected Premiums
     (Page 2, Column 4)
     18.1 In Course of Collection (Line 10.1)                14,478        (66,657)         19,200       1,695,636       1,887,701
     18.2 Deferred and Not Yet Due (Line 10.2)                                                             202,491         181,671
     18.3 Accrued Retrospective Premiums (Line 10.3)
 19. TOTAL Liabilities (Page 3, Line 23)                 12,935,200     10,392,208       1,882,793      35,236,761      40,408,401
 20. Losses (Page 3, Lines 1 and 1 A)                       260,249      1,316,207          91,066      14,481,892      16,222,132
 21. Loss Adjustment Expenses (Page 3, Line 2)               50,144         35,000          35,000       3,986,818       3,935,727
 22. Unearned premiums (Page 3, Line 9)                     148,633        864,347         139,976      11,337,552      11,434,397
 23. Capital Paid Up (Page 3, Lines 25A & 25B)            5,100,000     10,200,000      10,200,000      10,200,000      10,200,000
 24. Surplus as Regards Policyholders (Page 3, Line 27)  25,964,980     10,667,425      27,367,972      29,764,785      31,015,986

   Risk-Based Capital Analysis
 25. TOTAL Adjusted Capital                              25,964,980      5,672,459      27,367,972      29,764,785      31,015,986
 26. Authorized Control Level Risk-Based Capital          4,535,838      1,921,593      16,443,819      15,147,479       8,184,620

   Percentage Distribution of Cash and Invested Assets
   (Page 2, Column 4)
   (Item divided by Page 2, Line 9, Column 4) x 100.0
 27. Bonds (Line 1)                                             8.3           15.3            14.0             7.6            53.2
 28. Stocks (Lines 2.1 & 2.2)                                  44.9           83.8            85.4            37.4            46.5
 29. Mortgage Loans on Real Estate (Lines 3.1 and 3.2)
 30, Real Estate (Lines 4.1 & 4.2)
 31. Cash and Short-Term Investments (Line 5)                   2.7            0.9             0.6            55.0             0.3
 32. Other Invested Assets (Line 6) -                          43.9
32A. Receivable for Securities (Line 7)                         0.1
 33. Aggregate Write-ins for Invested Assets (Line 8)
                                                          ------------------------------------------------------------------------
 34. Cash and Invested Assets (Line 9)                        100.0          100.0           100.0           100.0           100.0

   Investments in Parent, Subsidiaries and Affiliates
 35. Affiliated Bonds,
     (Schedule D, Summary, Line 25, Column 5)
 36. Affiliated Preferred Stocks
     (Schedule D, Summary, Line 39, Column 5)
 37. Affiliated Common Stocks
     (Schedule D, Summary, Line 53, Column 2)                                           9,291,858      10,958,964      13,792,590
 38. Affiliated Short-Term Investments
     (subtotals included in Schedule DA,
     Part 1, Column 13)
38A. Affiliated Mortgage Loans on Real Estate
38B. All Other Affiliated
                                                          ------------------------------------------------------------------------
 39. TOTAL of above Lines 35, 36, 37, 38, 38A, & 38B                                    9,291,858      10,958,964      13,792,590
 40. Percentage of Investments in Parent, Subsidiaries
     and Affiliates to Surplus as Regards Policyholders
     (Line 39 above divided by Page 3,
      Column 1, Line 27 x 100.0)                                                            34.0             36.8           44.5
                                                          ========================================================================

                                      21

American Union Life Insurance was merged with American Union Insurance Company on 12/31/99. The 1999 results are stated on a merged basis. The prior year figures on this page have not been restated on the merged basis.

ANNUAL STATEMENT FOR THE YEAR 1999 OF THE AMERICAN UNION INSURANCE COMPANY

                                                                1              2              3               4               5
                                                              1999           1998           1997            1996            1995
                                                          ------------------------------------------------------------------------
    Capital and Surplus Accounts (Page 4)

41. Net Unrealized Capital Gains or (Losses) (Line 19)    (4,206,456)     (10,781,053)  (3,579,961)    (3,166,859)     13,216,066
42. Dividends to Stockholders (Cash) (Line 27)                            (15,400,000)  (2,120,000)    (3,280,000)     (1,300,000)
43. Change in Surplus as Regards Policyholders
    for the Year (Line 31)                                15,297,557      (18,899,675)  (2,396,813)    (1,251,201)        618,341

    Gross Losses Paid
    (Page 10, Part 3, Columns 1 and 2)

44. Liability Lines (Lines 11.1, 11.2, 16, 17.1,
    17.2, 18.1, 18.2, 19.1, 19.2 & 19.3, 19.4)               144,898          100,474      287,245     11,890,615      11,246,843
45. Property Lines (Lines 1, 2, 9, 12, 21 & 26)              101,857          161,498      150,145      8,696,018       7,453,503
46. Property and Liability Combined Lines (Lines 3, 4,
    5, 8, 22, & 27)                                            1,259            9,474       12,366      8,352,022       5,135,447
47A. All Other Lines (Lines 6, 10, 13, 14, 15, 23,
     24, 28, 29 & 31)                                      4,227,394
47B. Nonproportional Reinsurance Lines
     (Lines 30A, 30B & 30C)
                                                          ------------------------------------------------------------------------
48. TOTAL (Line 32)                                        4,475,408          271,446     449,756      28,938,655      23,835,793

     Net Losses Paid
     (Page 10, Part 3, Column 4)

49. Liability Lines (Lines 11.1, 11.2, 16,
    17.1, 17.2, 18.1, 18.2, 19.1,
    19.2 & 19.3, 19.4)                                      144,898          100,474     287,245      11,842,858       11,110,045
50. Property Lines (Lines 1, 2, 9, 12, 21 & 26)             101,857          161,498     150,145       8,343,035        7,452,008
51. Property and Liability Combined Lines
    (Lines 3, 4, 5, 8, 22, & 27)                              1,259            9,474      12,366       6,513,695        4,201,301
52A. All Other Lines (Lines 6, 10, 13, 14, 15,
     23, 24, 28, 29, & 31)                                4,227,394
52B. Nonproportional Reinsurance Lines
     (Lines 30A, 30B & 30C)
                                                          ------------------------------------------------------------------------
53. TOTAL (Line 32)                                       4,475,408          271,446    449,756      26,699,588       22,763,354

    Operating Percentages (Page 4)
    (Item divided by Page 4, Line 1) x 100.0

54. Premiums Earned (Line 1)                                  100.0            100.0      100.0           100.0            100.0
55, Losses Incurred (Line 2)                                   62.1             63.0       42.9            70.4             65.5
56. Loss Expenses Incurred (Line 3)                             9.5              0.5        5.6            10.9              9.8
57. Other Underwriting Expenses Incurred (Line 4)              57.6             43.6       78.7            26.3             29.8
58. Net Underwriting Gain or (Loss) (Line 7)                  (29.2)            (7.1)     (27.2)           (7.6)            (5.2)

Other Percentages

59. Other Underwriting Expenses to Net
    Premiums Written (Page 4, Lines 4 + 5 - 13
    divided by Page 9, Part 213, Column 4,
    Line 32 x 100.0)                                           21.5            109.3       78.9            26.3             28.9
60. Losses and Loss Expenses Incurred to
    Premiums Earned (Page 4, Lines 2 + 3
    divided by Page 4, Line 1 x 100.0)                         71.6             63.5       48.5            81.3             75.3
61. Net Premiums Written to Policyholders'
    Surplus (Page 9 Part 213, Column 4,
    Line 32 divided by Page 3, Line 27,
    Column 1 x 100.0)                                          18.5              9.7        2.0            1.2              1.2

    One Year Loss Development (000 omitted)

62. Development in Estimated Losses and Loss
    Expenses Incurred Prior to Current Year
    (Schedule P, Part 2 - Summary, Line 12,
    Column 11)                                                  154                4        (43)        (1,687)         (2,106)
63. Percent of Development of Losses and Loss
    Expenses Incurred to Policyholders'
    Surplus of Prior Year End (Line 62 above
    divided by Page 4, Line 17, Column 1 x 100.0)               1.4              0.0       (0.1)          (5.4)          (6.9)

    Two Year Loss Development (000 omitted)

64. Development in Estimated Losses and Loss
    Expenses Incurred 2 years before the
    current year and prior year
    (Schedule P, Part 2 - Summary, Line 12,
    Column 12)                                                   20              (34)      (81)         (2,794)      (3,417)
65. Percent of Development of Losses and Loss
    Expenses Incurred to Reported Policyholders'
    Surplus of Second Prior Year End (Line 64
    above divided by Page 4, Line 17,
    Column 2 x 100.0)                                           0.1             (0.1)     (0.3)           (9.2)        (4.3)
                                                          ========================================================================

                                      22

American Union Life Insurance was merged with American Union Insurance Company on 12/31/99. The 1999 results are stated on a merged basis. The prior year figures on this page have not been restated on the merged basis